MML SERIES INVESTMENT FUND

Supplement dated May 15, 2009 to the

Statement of Additional Information dated May 1, 2009

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

The following information replaces the information for MML Large Cap Growth Fund in the section titled Investment Practices of the Funds and Related Risks - Foreign Securities on page B-18:

MML Large Cap Growth may invest not more than 25% of its total assets in the securities of foreign issuers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI RS2972-09-01